                                                               Exhibit (a)(1)(C)

                             Letter of Transmittal

                        To Tender Shares of Common Stock

                                      and

                       To Tender Shares of Series A 6.75%
                          Convertible Preferred Stock

                                       of

                                   Verio Inc.

                       Pursuant to the Offer to Purchase

                               Dated May 17, 2000

                                       by

                            Chaser Acquisition, Inc.

                     an indirect wholly owned subsidiary of

                         NTT Communications Corporation

                          a wholly owned subsidiary of

                   Nippon Telegraph and Telephone Corporation


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
           ON WEDNESDAY, JUNE 14, 2000, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                          Norwest Bank Minnesota, N.A.

         By Mail:             By Hand in New York:     By Hand or Overnight
                                                             Delivery:



 Norwest Bank Minnesota,  The Depository Trust Company
           N.A.               Transfer Agent Drop     Norwest Bank Minnesota,
      P.O. Box 64858       55 Water Street--1st Floor          N.A.
 St. Paul, MN 55164-0858    New York, NY 10041-0099 161 North Concord Exchange
Attn: Shareowner Services                            South St. Paul, MN 55075

                   Facsimile for Eligible Institutions only:
                                 (651) 450-4163
              To confirm receipt of Notice of Guaranteed Delivery:
                                 (651) 450-4110

If you require additional information, please call Norwest Bank Minnesota, N.A.
                                       at
                        (800) 468-9716 or (651) 450-4064

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by stockholders of Verio Inc., a Delaware corporation (the "Company"), if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

   Stockholders whose certificates for Shares are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase. See Instruction 2.


                DESCRIPTION OF SHARES OF COMMON STOCK TENDERED

---------------------------
Name(s) and
Address(es)
    of     Shares of Common
Registered  Stock Tendered
 Holder(s)     (Attach
  (Please     additional
fill in, if     list if
  blank)      necessary)
---------------------------

                      Number of
                      Shares of       Number of
         Share       Common Stock     shares of
      Certificate   Represented by   Common Stock
       Number(s)*   Certificate(s)*   Tendered**
                                             ----
                                             ----
                                             ----
                                             ----
     Total Shares
-------------------------------------------------

  *Need not be completed by stockholders tendering by book-entry transfer.
 **Unless otherwise indicated, it will be assumed that all shares of Common Stock represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.




               DESCRIPTION OF SHARES OF PREFERRED STOCK TENDERED

----------------------------
Name(s) and
Address(es)
    of   Shares of Preferred
Registered  Stock Tendered
 Holder(s)     (Attach
  (Please     additional
fill in, if     list if
  blank)      necessary)
----------------------------

                      Number of
                      Shares of       Number of
                      Preferred       shares of
         Share          Stock         Preferred
      Certificate   Represented by      Stock
       Number(s)*   Certificate(s)*   Tendered**
                                             ---
                                             ---
                                             ---
                                             ---
     Total Shares
------------------------------------------------

  *Need not be completed by stockholders tendering by book-entry transfer.
 **Unless otherwise indicated, it will be assumed that all shares of Preferred Stock represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _________________________________________________

Account No. at The Depository Trust Company: __________________________________

Transaction Code No.: _________________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

   Name(s) of Tendering Stockholder(s): _______________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution which Guaranteed Delivery: _____________________________

   If delivery is by book-entry transfer:

     Name of Tendering Institution:___________________________________________

     Account No. at The Depository Trust Company:_____________________________

   Transaction Code No.:_______________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Chaser Acquisition, Inc. ("Purchaser"), a Delaware corporation and an indirect wholly owned subsidiary of NTT Communications Corporation, a limited liability joint stock company incorporated under the laws of Japan ("NTT Communications") and a wholly owned subsidiary of Nippon Telegraph and Telephone Corporation, a limited liability joint stock company incorporated under the laws of Japan ("NTT"), the above-described shares of common stock, par value $.001 per share ("Common Stock"), and/or shares of Series A 6.75% Convertible Preferred Stock, par value $.001 per share ("Preferred Stock", and together with the Common Stock, the "Shares"), of Verio Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding shares of Common Stock (other than shares of Common Stock already owned by NTT Communications and its subsidiaries) at a purchase price of $60.00 per share of Common Stock, net to the seller in cash, without interest, and all outstanding shares of Preferred Stock at a purchase price of $62.136 per share of Preferred Stock, plus, if the purchase of shares of Preferred Stock occurs after July 31, 2000, all accumulated and unpaid dividends on such shares of Preferred Stock from August 1, 2000 to and including the expiration date of the Offer, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 17, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of May 7, 2000 (the "Merger Agreement"), among NTT Communications, Purchaser and the Company.

   Subject to and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), any actions by written consent in lieu of any such meeting or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or other securities or rights).

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.



                                             SPECIAL DELIVERY INSTRUCTIONS
     SPECIAL PAYMENT INSTRUCTIONS              (See Instructions 5 and 7)
   (See Instructions 1, 5, 6 and 7)


                                           To be completed ONLY if the check
  To be completed ONLY if the              for the purchase price of Shares
 check for the purchase price of           purchased or certificates for
 Shares purchased or certificates          Shares not tendered or not
 for Shares not tendered or not            purchased are to be mailed to
 purchased are to be issued in the         someone other than the
 name of someone other than the            undersigned or to the undersigned
 undersigned or if Shares tendered         at an address other than that
 hereby and delivered by book-             shown below the undersigned's
 entry transfer which are not              signature(s).
 accepted for payment are to be
 returned by credit to an account
 at the Book-Entry Transfer
 Facility other than designated
 above.

                                           Mail check and/or certificates
                                           to:

                                           Name: ____________________________

                                                     (Please Print)
 Issue: [_] Check [_] Certificate          Address: _________________________
 to:                                       ----------------------------------

                                                       (Zip Code)
 Name:  ___________________________        ----------------------------------
          (Please Print)                      (Taxpayer Identification or
 Address: _________________________               Social Security No.)
 ----------------------------------

            (Zip Code)                         (See Substitute Form W-9)
 ----------------------------------
   (Taxpayer Identification or
       Social Security No.)

    (See Substitute Form W-9)

 [_Credit]Shares delivered by
   book-entry transfer and not
   purchased to The Depository
   Trust Company


                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer
   1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), unless the Shares tendered thereby are tendered
(i) by a registered holder (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

   2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 4 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account of the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase. Pursuant to such procedures:
(a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the New York Stock Exchange is open for business.

   The method of delivery of Shares, the Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by a confirmation of a book-entry transfer). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case the certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by, appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

   6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instruction. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

   9. Foreign Holders. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

   10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

   11. Waiver of Conditions. The conditions of the Offer may be waived by Purchaser (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

   12. Lost, Destroyed or Stolen Certificates. If any certificates for Shares have been lost, destroyed or stolen, the stockholder should promptly notify the Company's Transfer Agent, Norwest Bank Minnesota, N.A., 161 North Concord Exchange Street, South St. Paul, Minnesota 55075-6975, Telephone: (651) 552-6975, Attention: John D. Baker, for instructions as to the procedures for replacing the certificates for such Shares. This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement certificates for such Shares have been delivered to the Depositary in accordance with the procedures set forth in Section 3 of the Offer to Purchase and the instructions contained in this Letter of Transmittal.

   Important: This Letter of Transmittal or a manually signed facsimile copy hereof (together with certificates or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase).

                           IMPORTANT TAX INFORMATION

   Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

   To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

What Number to Give the Depositary

   The stockholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                                   SIGN HERE
                      (Complete Substitute Form W-9 below)

 ____________________________________________________________________________

 ____________________________________________________________________________
                            Signature(s) of Owner(s)

 ____________________________________________________________________________

 Name(s) ____________________________________________________________________

 ____________________________________________________________________________

 Capacity (full title) ______________________________________________________

 Address ____________________________________________________________________

 ____________________________________________________________________________

 ____________________________________________________________________________

 _________________________________________________________ (Include Zip Code)

 ____________________________________________________________________________

 Area Code and Telephone Number _____________________________________________

 Taxpayer Identification or Social Security Number __________________________

                           (See Substitute Form W-9)

 Dated: , 2000

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

 FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
 BELOW.

 Authorized signature(s) ____________________________________________________

 Name _______________________________________________________________________

 Name of Firm _______________________________________________________________

 Address ____________________________________________________________________

 _________________________________________________________ (Include Zip Code)

 Area Code and Telephone Number _____________________________________________

 Dated: , 2000

                   PAYOR'S NAME: Norwest Bank Minnesota, N.A.
-------------------------------------------------------------------------------


                   Part I--PLEASE PROVIDE YOUR               TIN:
                   TIN IN THE BOX AT THE RIGHT
                   AND CERTIFY BY SIGNING AND
                   DATING BELOW.

 SUBSTITUTE                                          Social Security Number
 Form W-9                                                      or
 Department of                                      Employer Identification
 the Treasury,                                               Number
 Internal         -------------------------------------------------------------
 Revenue Service   Part II--For Payees exempt from backup withholding, see
                   the enclosed Guidelines for Certification of Taxpayer
                   Identification Number on Substitute Form W-9 and complete as instructed therein.

 Payer's Request
 for
 Taxpayer         -------------------------------------------------------------

 Identification    (1) The number shown on this form is my correct TIN (or I
                       am waiting for a number to be issued to me); and
                   (2) I am not subject to backup withholding because (a) I
                       am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 Number ("TIN")    Certification--Under penalties of perjury, I certify that:
 and
 Certification

                   SIGNATURE:                              DATE:


Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

 Signature: ___________________________________________  Date:


                    The Information Agent for the Offer is:

                              MORROW & CO., INC.
                                445 Park Avenue
                                   5th Floor
                           New York, New York 10022
                         (Call Collect) (212) 754-8000
            Banks and Brokerage Firms, Please Call: (800) 662-5200

                   Stockholders, Please Call: (800) 566-9061

                    The Dealer Managers for the Offer are:

       Deutsche Banc Alex. Brown                   Merrill Lynch & Co.
     Deutsche Bank Securities Inc.               2 World Financial Center
          31 West 52nd Street                           6th Floor
       New York, New York 10019               New York, New York 10281-6100
     (212) 250-6000 (Call Collect)            (212) 236-3790 (Call Collect)